UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2007

AMNUTRIA DAIRY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52174	80-0137632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11990 Market Street, Suite 205 Reston, Virginia 20190
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (703) 867-9247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 12, 2007, the Company filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”), with respect to the Agreement and Plan of Reorganization and Merger by and among the Company, AIDH Acquisition, Inc., a newly formed, wholly-owned Nevada subsidiary of the Company (“Acquisition Sub”), Tryant LLC, the majority shareholder of the Company, and American International Dairy Holding Co., Inc., a privately-held Nevada corporation (“AIDH”), whereby, effective as of October 9, 2007, Acquisition Sub was merged with and into AIDH, and AIDH became a wholly-owned subsidiary of the Company. Immediately following the Merger, the Company changed its name from “Micro-Tech Identification Systems, Inc.” to “Amnutria Dairy Inc.” and succeeded to the business of AIDH as its sole line of business.

On November 19, 2007, the Company filed with the SEC a Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007, which relates to the Company’s business and operations prior to the Merger. The Company is filing this amendment to the Form 8-K (“Form 8-K/A”) in order to include unaudited condensed consolidated financial statements, and related notes, for AIDH and its operating subsidiaries, for the fiscal quarters ended September 30, 2007 and 2006. The financial statements, and related notes, are filed as Exhibit 99.4 to this Form 8-K/A. The Company is also including pro forma unaudited consolidated financial information for the nine months ended September 30, 2007 and the year ended December 31, 2006. The pro forma information is filed as Exhibit 99.5 to this Form 8-K/A. In addition, the Company is amending and restating the Management’s Discussion and Analysis or Plan of Operation section of the Form 8-K to incorporate information for the fiscal quarters ended September 30, 2007 and 2006. Finally, the Company is including, in Item 4.01 of this Form 8-K/A, information regarding a change in the Company’s certifying accountant, effective as of November 19, 2007.

Item 2.01. Completion of Acquisition or Disposition of Assets

The Management’s Discussion and Analysis or Plan of Operation section contained in Item 2.01 of the Form 8-K is hereby amended and restated in its entirety as follows:

Management’s Discussion and Analysis or Plan of Operations

This discussion should be read in conjunction with the other sections of this Current Report on Form 8-K, including “Risk Factors,” “Description of the Company’s Business” and the Financial Statements attached hereto as Item 9.01 and the related exhibits. The various sections of this discussion contain a number of forward-looking statements, all of which are based on the Company’s current expectations and could be affected by the uncertainties and risk factors described throughout this Form 8-K. See “Forward-Looking Statements.” The Company’s actual results may differ materially.

Recent Developments

Prior to October 9, 2007, the Company was a public shell company, as defined by Securities Act Rule 405 and Exchange Act Rule 12b-2, without material assets or activities. On October 9, 2007, the Company completed a reverse merger, pursuant to which the Company’s wholly-owned subsidiary merged with and into a private company, American International Dairy Holding Co., Inc. (“AIDH”), with such private company being the surviving company. In connection with this reverse merger, the Company discontinued its former business and succeeded to the business of AIDH as its sole line of business. For financial reporting purposes, AIDH, and not the Company, is considered the accounting acquirer. Accordingly, the historical financial statements presented and the discussion of financial condition and results of operations herein are those of AIDH and do not include the Company’s historical financial results.

Simultaneously with the Merger, the Company closed two private offering of units of its securities in which it sold (a) 1,333,333 units of its securities to one purchaser, consisting of: (i) 1,333,333 shares of Common Stock, (ii) three-year warrants to purchase 266,667 shares of Common Stock, at an exercise price of $0.94 per share, and (iii) two-year warrants to purchase 1,333,333 shares of Common Stock, at an exercise price of $1.50 per share, for an aggregate purchase price of $1,000,000 (the “First Offering”); and (b) 2,061,227 units of its securities to additional purchasers, consisting of (i) 2,061,227 shares of Common Stock, (ii) 431,570 Class A Warrants, and (iii) 2,061,227 Class B Warrants, for an aggregate purchase price of $3,359,800 (the “Initial Placement of the Second Offering”).

Upon the consummation of the Merger, and the closing of the Initial Placement of the Second Offering, the Company entered into a Share Repurchase Agreement with a shareholder, pursuant to which the Company repurchased 1,944,444 shares of its issued and outstanding Common Stock from such shareholder for an aggregate purchase price of $3,169,444 (the “Repurchase Transaction”). The repurchased shares have been returned to treasury stock.

On October 19, 2007, the Company closed an additional private offering of units of its securities in which it sold 2,846,746 units of its securities to additional purchasers, consisting of (i) 2,846,746 shares of Common Stock, (ii) 569,351 additional Class A Warrants, and (iii) 2,846,746 additional Class B Warrants, for an aggregate purchase price of $4,640,200 (the “Additional Placement of the Second Offering,” and together with the Initial Placement of the Second Offering, the “Second Offering”).

Following the Merger, the First Offering, the Second Offering and the Repurchase Transaction, the Company had 29,296,832 shares of Common Stock issued and outstanding.

Overview

As the Chinese government has recognized that the dairy industry is crucial to the country’s economy, milk and dairy products have also become an accepted daily necessity in the life of Chinese people. As a result, the dairy market is one of the fasted growing markets in China, growing at annual rate of approximately 15% - 20%.

Out of approximately 1,500 dairy producers in China, the Company is one of only 97 that have received licenses from the government, and ranks in the top 15% of the industry. In 2006, the Company’s sales volume reached 4,714 tons, occupying 1.78% of the market.

The Company’s products are milk powder, soybean milk powder and rice cereal, falling into fall into two brands: “Xing An Ling,” which is designed for low-end customer, and “Yi Bai”, which is designed for middle and high-end customer. All of the business of AIDH is conducted through its wholly-owned Chinese subsidiaries Heilonjiang Xing An Ling Dairy Co. Limited (“XAL”) and Heilongjiang Beian Nongken Changxing Lvbao Dairy Limited Liability Company (“LvBao”).

Results of Operations

Nine-Month Period Ended September 30, 2007 Compared to the Nine-Month Period Ended September 30, 2006

Sales. Sales increased by $9,088,798, or approximately 76.5%, from $11,882,757 in the nine months ended September 30, 2006 to $20,971,555 for the nine months ended September 30, 2007. This increase was due primarily to expanding market areas and increased popularity of the Company’s products in mainland China.

Cost of Goods Sold. Cost of goods sold increased by $6,274,288, or approximately 82.8%, from $7,579,002 in the nine months ended September 30, 2006 to $13,853,290 for the nine months ended September 30, 2007. This increase was due to the increases in sales and direct materials cost, direct labor cost and manufacturing overhead.

Selling Expenses. Selling expenses increased by $946,515, or approximately 38.2%, from $2,480,812 in the nine months ended September 30, 2006 to $3,427,327 for the nine months ended September 30, 2007. The principal reasons for the increase were substantial increases in advertising expense, promotional expenses, distribution salaries, and transportation expense which were incurred to expand market areas.

Administrative Expenses. Administrative expenses increased by $224,796, or approximately 67.4%, from $333,309 in the nine months ended September 30, 2006 to $558,105 for the nine months ended September 30, 2007. The principal reason for the increase was mainly due to increases in office expenses and staff salaries.

Depreciation and Amortization Expense. Depreciation and amortization expense increased by $10,398, or approximately 39.3%, from $26,446 in the nine months ended September 30, 2006 to $36,844 for the nine months ended September 30, 2007. This increase is due primarily to the purchase of capital equipment to support the Company’s customer growth.

Provision for Income Taxes. Provision fro income taxes increased by $112,160, or approximately 307.8%, from $36,434 in the nine months ended September 30, 2006 to $148,594 for the nine months ended September 30, 2007. This increase is due primarily to increase in net income for the period.

Net Income. Net income increased by $1,514,143, or approximately 106.4%, from $1,422,799 in the nine months ended September 30, 2006 to $2,936,942 for the nine months ended September 30, 2007. This increase in net income is attributable primarily to the increase in sales, partially offset by increases in cost of goods sold and operating expenses.

Fiscal Year Ended December 31, 2006 Compared to Fiscal Year Ended December 31, 2005

Sales. Sales increased by $10,910,869, or approximately 138.0%, from $7,905,630 in fiscal year ended December 31, 2005 to $18,816,499 for the fiscal year ended December 31, 2006. This increase was due primarily to expanding market areas and increased popularity of the Company’s products in mainland China.

Cost of Goods Sold. Cost of goods sold increased by $6,675,976, or approximately 123.1%, from $5,426,160 in fiscal year ended December 31, 2005 to $12,102,136 for the fiscal year ended December 31, 2006. This increase was due to increases the 138% increase in sales and the direct costs associated with that increase.

Selling Expenses. Selling expenses increased by $2,096,005, or approximately 151.3%, from $1,385,626 in fiscal year ended December 31, 2005 to $3,481,631 for the fiscal year ended December 31, 2006. The principal reasons for the increase were substantial increases in advertising expense, promotional expenses, distribution salaries, and transportation expense which were incurred to expand market areas.

Administrative Expenses. Administrative expenses increased by $212,144, or approximately 86.0%, from $246,726 in fiscal year ended December 31, 2005 to $458,870 for the fiscal year ended December 31, 2006. The principal reason for the increase was mainly due to increases in office expenses and staff salaries.

Depreciation and Amortization Expense. Depreciation and amortization expense increased by $15,203, or approximately 66.9%, from $22,712 in fiscal year ended December 31, 2005 to $37,915 for the fiscal year ended December 31, 2006. This increase is due primarily to the purchase of capital equipment to support the Company’s customer growth.

Income Taxes. Income taxes decreased by $38,320, or approximately 49.3%, from $77,669 in fiscal year ended December 31, 2005 to $39,349 for the fiscal year ended December 31, 2006. This decrease was due primarily to the increase in net income.

Net Income. Net income increased by $1,969,475, or approximately 272.3%, from $723,150 in fiscal year ended December 31, 2005 to $2,692,625 for the fiscal year ended December 31, 2006. This increase in net income is attributable primarily to the increase in sales and a decrease in income taxes, partially offset by increases in cost of goods sold and operating expenses.

Liquidity and Capital Resources

As of the nine-month period ended September 30, 2007, and the year ended December 31, 2006, the Company had cash and cash equivalents of $3,795,003 and $641,164, respectively. As of the nine-month period ended September 30, 2007, the Company had working capital of approximately $6,315,351, and total stockholders’ equity of $8,668,673. The Company anticipates that it will have adequate working capital in the foreseeable future. However, the Company may wish to borrow additional amounts or sell its securities to raise funds in order to expand and grow its operations. There can be no assurance that that any additional financing will become available to the Company, and if available, on terms acceptable to the Company.

Operating Activities. For the nine months ended September 30, 2007, $1,562,465 was provided by operating activities, compared with $700,462 provided by operating activities for the nine months ended September 30, 2006. The increase in net cash flows provided from operating activities was attributable primarily to an increase in net income of $1,514,143.

Investing Activities. For the nine months ended September 30, 2007, the Company used $689,983 in investing activities, compared with $548,846 used in investing activities for the nine months ended September 30, 2006. This decrease was due primarily to purchase of fixed assets.

Financing Activities. For the nine months ended September 30, 2007, $2,266,667 was provided by financing activities, compared with $117,139 used in financing activities for the nine months ended September 30, 2006. This increase in net cash from financing activities was due to the sale of 2,916,666 shares of the Company’s Common Stock on April 18, 2007.

Based upon the Company’s short term liabilities, the Company believes its cash and cash equivalents are adequate to satisfy the Company’s working capital needs and sustain the Company’s ongoing operations for the next twelve months.

Critical Accounting Policies and Estimates

The Company consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require use to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company’s financial statements and the reported amounts of revenues and expenses during the reporting periods. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. In the Company’s opinion, the condensed consolidated financial statements contain all the adjustments necessary (consisting only of normal recurring accruals) to make the financial position of the Company and the results of operations and cash flows not misleading. Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, the Company utilized available information, including the Company’s past history, industry standards and the current economic environment, among other factors, in forming the Company’s estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of the Company’s results of operations to those of companies in similar businesses. The Company believes that of its significant accounting policies, the following may involve a higher degree of judgment and estimation.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly and majority owned subsidiaries, XAL and LvBao. All inter-company transactions and balances were eliminated.

Foreign Currency

The Company’s principal country of operations is in The People’s Republic of China. The financial position and results of operations of the Company are determined using the local currency (“Renminbi” or “Yuan”) as the functional currency. The results of operations denominated in foreign currency are translated at the average rate of exchange during the reporting period.

Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the market rate of exchange ruling at that date. The registered equity capital denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. All translation adjustments resulting from the translation of the financial statements into the reporting currency (“US Dollars”) are dealt with as a separate component within shareholders’ equity. Translation adjustments for the nine months periods ended September 30, 2007 and 2006 totaled $212,472 and $96,868 respectively.

As of September 30, 2007 and 2006 the exchange rate was 7.5 Yuan and 7.9 Yuan per U.S. Dollar.

Income recognition

Revenue is recognized in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition, which states that revenue should be recognized when the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) the service has been rendered; (3) the selling price is fixed or determinable; and (4) collection of the resulting receivable is reasonably assured. The Company believes that these criteria are satisfied upon customers download prepaid study materials.

Interest income is recognized when earned, taking into account the average principal amounts outstanding and the interest rates applicable

Taxation

Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC in the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the country of operations.

The Company does not accrue United States income tax on unremitted earnings from foreign operations as it is the Company’s intention to invest these earnings in the foreign operations indefinitely.

Enterprise income tax

Under the Provisional Regulations of The People’s Republic of China Concerning Income Tax on Enterprises promulgated by the State Council which came into effect on January 1, 1994, , income tax is payable by a Wholly Foreign Owned Enterprises at a rate of 15% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council. XAL enjoyed a 100% exemption from enterprise income taxes starting on January 10, 2006 do it is classification as a “Wholly Foreign Owned Enterprise”. On March 16, 2007, The People’s Republic of China enacted a new Enterprise Income Tax Law, for the purpose of unifying the tax treatment of domestic and foreign enterprises. This new law eliminates the preferential tax treatment for new Wholly Foreign Owned Enterprises but allows previously granted exemptions to say in place through 2012 with the exception that the statutory tax rate will increase by 2% per year from 15% in 2006 to 25% by 2012. This exemption will end on January 10, 2008, at which time XAL will qualify under the current tax structure for a 50% reductions in the statutory enterprise income tax rates for an additional three years. The enterprise income tax expense of $148,594 and $36,434 as of September 30, 2007 and 2006 respectively, were incurred at the LvBao level which is not subject to Wholly Foreign Owned subsidiary rules.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. There were no material timing differences which would give rise to deferred income tax assets or liabilities at September 30, 2007.

A provision has not been made at September 30, 2007 for U.S. or additional foreign withholding taxes on approximately $5,803,000 of undistributed earnings of foreign subsidiaries because it is the present intention of management to reinvest the undistributed earnings indefinitely in foreign operations. Generally, such earnings become subject to U.S. tax upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of deferred tax liability on such undistributed earnings.

In 2006, the Financial Accounting Standards Board (FASB) issued FIN 48, which clarifies the application of SFAS 109 by defining a criterion that an individual income tax position must meet for any part of the benefit of that position to be recognized in an enterprise’s financial statements and provides guidance on measurement, derecognition, classification, accounting for interest and penalties, accounting in interim periods, disclosure and transition. In accordance with the transition provisions, the company adopted FIN 48 effective January 1, 2007.

The Company recognizes that virtually all tax positions in the PRC are not free of some degree of uncertainty due to tax law and policy changes by the state. However, the Company cannot reasonably quantify political risk factors and thus must depend on guidance issued by current state officials.

Based on all known facts and circumstances and current tax law, the Company believes that the total amount of unrecognized tax benefits as of September 30, 2007, is not material to its results of operations, financial condition or cash flows. The Company also believes that the total amount of unrecognized tax benefits as of September 30, 2007, if recognized, would not have a material effect on its effective tax rate. The Company further believes that there are no tax positions for which it is reasonably possible, based on current Chinese tax law and policy, that the unrecognized tax benefits will significantly increase or decrease over the next 12 months producing, individually or in the aggregate, a material effect on the company’s results of operations, financial condition or cash flows.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

Value added tax payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

Recently Issued Accounting Pronouncements

The following pronouncements have been issued by the Financial Accounting Standards Board (“FASB”):

In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payment. SFAS 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees . Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standard No. 123(R), Share-Based Payment, (“SFAS No. 123(R)”), using the modified prospective transition method. SFAS No. 123(R) requires equity-classified share-based payments to employees, including grants of employee stock options, to be valued at fair value on the date of grant and to be expensed over the applicable vesting period. Under the modified prospective transition method, share-based awards granted or modified on or after January 1, 2006, are recognized in compensation expense over the applicable vesting period. Also, any previously granted awards that are not fully vested as of January 1, 2006 are recognized as compensation expense over the remaining vesting period. No retroactive or cumulative effects were required upon The Company’s adoption of SFAS No. 123(R) as the Company had not outstanding share awards as of the date of adoption and has not issued any share based awards during 2006.

In July 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement 109, Accounting for Income Taxes (“FIN 48”). FIN 48 prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. FIN 48 is effective as of the beginning of fiscal years that start after December 15, 2006. Implementation of FIN 48 has had no material effect on the Company’s financial statements.

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 108 (“SAB 108”). Due to diversity in practice among registrants, SAB 108 expresses SEC staff views regarding the process by which misstatements in financial statements are evaluated for purposes of determining whether financial statement restatement is necessary. SAB 108 is effective for fiscal years ending after November 15, 2006, and early application is encouraged. The adoption of SAB 108 had no impact on the Company’s results from operations or financial position.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. This statement does not require any new fair value measurements; rather, it applies under other accounting pronouncements that require or permit fair value measurements. The provisions of this statement are to be applied prospectively as of the beginning of the fiscal year in which this statement is initially applied, with any transition adjustment recognized as a cumulative-effect adjustment to the opening balance of retained earnings. The provisions of SFAS 157 are effective for the fiscal years beginning after November 15, 2007. Therefore, the Company anticipates adopting this standard as of January 1, 2008. Management has not determined the effect, if any, the adoption of this statement will have on the Company’s financial condition or results of operations.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”), an amendment of FASB Statements No. 87, 88, 106 and 132(R). SFAS No. 158 requires (a) recognition of the funded status (measured as the difference between the fair value of the plan assets and the benefit obligation) of a benefit plan as an asset or liability in the employer’s statement of financial position, (b) measurement of the funded status as of the employer’s fiscal year-end with limited exceptions, and (c) recognition of changes in the funded status in the year in which the changes occur through comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006. The requirement to measure the plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. This Statement has no current applicability to the Company’s financial statements. Management plans to adopt this Statement on December 31, 2006 and it is anticipated the adoption of SFAS No. 158 will not have a material impact to the Company’s financial position, results of operations, or cash flows.

In February 2007, the FASB issued Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159). This statement permits companies to choose to measure many financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 159 on its consolidated financial statements.

Off-Balance Sheet Arrangements

The Company is not a party to any off-balance sheet arrangements.

Item 4.01. Change in Registrant’s Certifying Accountant.

Effective as of November 19, 2007, the Company dismissed Mantyla McReynolds, LLC as its independent accountants. Mantyla McReynolds, LLC had previously been engaged as the principal accountant to audit the Company’s financial statements. The reason for the dismissal of Mantyla McReynolds, LLC is that, following the consummation of the Merger on October 9, 2007 (a) the former stockholders of AIDH owned a majority of the outstanding shares of the Company’s Common Stock, and (b) the Company’s primary business became the business previously conducted by AIDH. The independent registered public accountant of AIDH was the firm of Murrell, Hall, McIntosh & Co., PLLP. The Company believes that it is in its best interest to have Murrell, Hall, McIntosh & Co., PLLP continue to work with its business, and we therefore retained Murrell, Hall, McIntosh & Co., PLLP as our new independent registered accounting firm, effective as of November 19, 2007.

The decision to change accountants was approved by our Board of Directors on November 19, 2007.

The report of Mantyla McReynolds, LLC on our March 31, 2007 financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years, and through the date of dismissal on November 19, 2007, there were no disagreements with Mantyla McReynolds, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Mantyla McReynolds, LLC, would have caused it to make reference to the matter in connection with its reports.

The Company made the contents of this Current Report available to Mantyla McReynolds, LLC and requested it to furnish a letter addressed to the SEC as to whether Mantyla McReynolds, LLC agrees or disagrees with, or wishes to clarify our expression of, the Company’s views, or containing any additional information. A copy of Mantyla McReynolds, LLC’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

As of November 19, 2007, Murrell, Hall, McIntosh & Co., PLLP was engaged as the Company’s new independent registered public accountants. During the Company’s two most recent fiscal years, and the subsequent interim periods through August 9, 2007 (the date of engagement of Murrell, Hall, McIntosh & Co., PLLP), the Company did not consult Murrell, Hall, McIntosh & Co., PLLP regarding either: (a) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), AIDH’s unaudited financial statements for the nine-month interim periods ended September 30, 2007 and 2006 are filed in this Form 8-K/A as Exhibit 99.4.

(b)  Pro Forma Financial Information.

In accordance with Item 9.01(b), the Company’s pro forma financial statements are filed in this Form 8-K/A as Exhibit 99.5.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K/A.

Exhibit No.	Description

16.1	Letter from Mantyla McReynolds, LLC, dated November 19, 2007*

99.4	Financial Statements for the nine months ended September 30, 2007 and 2006 (Unaudited)*

99.5	Pro forma unaudited consolidated financial statements for the nine months ended September 30, 2007 and the year ended December 31, 2006*

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMNUTRIA DAIRY, INC. (Registrant)

Date: November 19, 2007	By:	/s/ Yang Yong Shan
Yang Yong Shan
Chairman, Chief Executive Officer and President